SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
April 12, 2022

Symbolic Logic, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34261 (Commission File Number)	84-1010843 (I.R.S. Employer Identification No.)

9800 Pyramid Court, Suite 400, Englewood, Colorado 80112
(Address of principal executive offices)

Registrant's telephone number, including area code: (303) 802-1000

Evolving Systems, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SYMB	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 12, 2022, Evolving Systems, Inc. (the “Company”) filed with the Secretary of State of Delaware a Certificate of Amendment to amend its Certificate of Incorporation to change the Company’s name from “Evolving Systems, Inc.” to “Symbolic Logic, Inc.” effective as of April 12, 2022. The Company also amended and restated its Bylaws to change all Company references from “Evolving Systems, Inc.” to “Symbolic Logic, Inc.” No other amendments were made to the Certificate of Incorporation or Bylaws.

Item 7.01.	Regulation FD Disclosure.

On April 14, 2022, the Company issued a press release announcing the corporate name change. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01 of this Current Report on Form 8-K and the exhibits attached hereto are deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01.	Other Events.

From and after April 12, 2022, our common stock will trade on the NASDAQ Capital Market under the ticker symbol “SYMB.”

Item 9.01	Financial Statements and Exhibits.

d)            Exhibits. The following exhibits are furnished with this report.

Exhibit No.	Description
3.1	Certificate of Amendment to the Company’s Certificate of Incorporation.

3.2	Amended and Restated Bylaws of the Company.

99.1	Press Release announcing the name change of the Company.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2022

Symbolic Logic, Inc.

By:	/s/ MATTHEW STECKER
Matthew Stecker
Chief Executive Officer